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                                                                    Exhibit 23.1

Consent OF Independent Auditors

The Board of Directors
VerticalNet, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 10, 2000